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                                                                   EXHIBIT 10.24

                 AMENDMENT NO.1 TO REGISTRATION RIGHTS AGREEMENT

      This Amendment No. 1 dated as of February 23, 2005 to that certain Registration Rights Agreement (this "Amendment"), by and among Natural Health Trends Corp., a Florida corporation (the "Company"), and the buyers signatory thereto (the "Buyers").

                                  WITNESSETH :

      WHEREAS, the Company and the Buyers are parties to that certain Registration Rights Agreement dated as of October 6, 2004, a copy of which is attached hereto as Annex A (the "Original Agreement"); and

      WHEREAS, the Company may be required to account for the Warrants (as defined in the Original Agreement) on the Company's financial statements as a liability; and

      WHEREAS, if the Company and the requisite number of Buyers agree to amend the Original Agreement as set forth in this Amendment, the Company may account for the Warrants on the Company's financial statements as equity and not as a liability; and

      WHEREAS, the Company and the Buyers holding at least a majority of the Registrable Securities (as defined in the Agreement), in accordance with Section 10 of the Agreement, desire to amend the Original Agreement to reflect changes set forth in this Amendment.

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Effective as of the date hereof, the Original Agreement is hereby amended as follows:

            A. Section 3.a. of the Original Agreement shall be deleted in its entirety and the following paragraph shall be substituted in lieu thereof:

            a. THE COMPANY SHALL SUBMIT TO THE SEC, WITHIN TEN (10) BUSINESS DAYS AFTER THE COMPANY LEARNS THAT NO REVIEW OF THE REGISTRATION STATEMENT WILL BE MADE BY THE STAFF OF THE SEC OR THAT THE STAFF HAS NO FURTHER COMMENTS ON THE REGISTRATION STATEMENT, AS THE CASE MAY BE, A REQUEST FOR ACCELERATION OF EFFECTIVENESS OF SUCH REGISTRATION STATEMENT TO A TIME AND DATE NOT LATER THAN 48 HOURS AFTER THE SUBMISSION OF SUCH REQUEST. THE COMPANY SHALL USE COMMERCIALLY REASONABLE EFFORTS TO* KEEP THE REGISTRATION STATEMENT EFFECTIVE PURSUANT TO RULE 415 AT ALL TIMES UNTIL THE EARLIER OF (I) THE DATE AS OF WHICH THE INVESTORS MAY SELL ALL OF THE REGISTRABLE SECURITIES COVERED BY SUCH REGISTRATION STATEMENT WITHOUT RESTRICTION PURSUANT TO RULE 144(k) (OR

                                       1
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            SUCCESSOR THERETO) PROMULGATED UNDER THE 1933 ACT OR (II) THE DATE
            ON WHICH THE INVESTORS SHALL HAVE SOLD ALL THE REGISTRABLE SECURITIES COVERED BY SUCH REGISTRATION STATEMENT (THE "REGISTRATION PERIOD").

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* underscore used solely to indicate text added from Original Agreement

            B. Section 3.b. of the Original Agreement shall be deleted in its entirety and the following paragraph shall be substituted in lieu thereof:

                  b. THE COMPANY SHALL USE COMMERCIALLY REASONABLE EFFORTS TO * PREPARE AND FILE WITH THE SEC SUCH AMENDMENTS (INCLUDING POST-EFFECTIVE AMENDMENTS) AND SUPPLEMENTS TO A REGISTRATION STATEMENT AND THE PROSPECTUS USED IN CONNECTION WITH SUCH REGISTRATION STATEMENT, WHICH PROSPECTUS IS TO BE FILED PURSUANT TO RULE 424 PROMULGATED UNDER THE 1933 ACT, AS MAY BE NECESSARY TO KEEP SUCH REGISTRATION STATEMENT EFFECTIVE AT ALL TIMES DURING THE REGISTRATION PERIOD, AND, DURING SUCH PERIOD, COMPLY WITH THE PROVISIONS OF THE 1933 ACT WITH RESPECT TO THE DISPOSITION OF ALL REGISTRABLE SECURITIES OF THE COMPANY COVERED BY SUCH REGISTRATION STATEMENT UNTIL SUCH TIME AS ALL OF SUCH REGISTRABLE SECURITIES SHALL HAVE BEEN DISPOSED OF IN ACCORDANCE WITH THE INTENDED METHODS OF DISPOSITION BY THE SELLER OR SELLERS THEREOF AS SET FORTH IN SUCH REGISTRATION STATEMENT. IN THE CASE OF AMENDMENTS AND SUPPLEMENTS TO A REGISTRATION STATEMENT WHICH ARE REQUIRED TO BE FILED PURSUANT TO THIS AGREEMENT (INCLUDING PURSUANT TO THIS SECTION 3(b)) BY REASON OF THE COMPANY FILING A REPORT ON FORM 10-K, FORM 10-Q OR FORM 8-K OR ANY ANALOGOUS REPORT UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "1934 ACT"), THE COMPANY SHALL HAVE INCORPORATED SUCH REPORT BY REFERENCE INTO SUCH REGISTRATION STATEMENT, IF APPLICABLE, OR SHALL FILE SUCH AMENDMENTS OR SUPPLEMENTS WITH THE SEC ON THE SAME DAY ON WHICH THE 1934 ACT REPORT IS FILED WHICH CREATED THE REQUIREMENT FOR THE COMPANY TO AMEND OR SUPPLEMENT SUCH REGISTRATION STATEMENT.

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* underscore used solely to indicate text added from Original Agreement

      2. Each Buyer signatory hereto represents and warrants to the Company as to itself, himself or herself that it/he/she owns the number of shares of Common Stock (as defined in the Original Agreement) and the number of Warrants set forth below their signature, free and clear from all liens, pledges and encumbrances, and has the power and authority to enter into this Amendment.

      3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

      4. Except as otherwise specifically set forth herein, all of the terms and provisions of the Original Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day first above written.

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BUYERS:              J. Zechner Associates
By:                  /s/ Jacqueline Ricci
Name:                Jacqueline Ricci
Title:               Vice President
Number of Shares:    6,000
Number of Warrants:  6,000

BUYERS:              Rader Family Partnership
By:                  /s/ Steve Rader
Name:                Steve Rader
Title:
Number of Shares:    12,500
Number of Warrants:  12,500

BUYERS:              John Gildner
By:                  /s/ John Gildner
Name:                John Gildner
Title:
Number of Shares:    79,000
Number of Warrants:  79,000

BUYERS:              Burlingame Equity Investors, LP
By:                  /s/ Blair Sanford
Name:                Blair Sanford
Title:               General Partner
Number of Shares:    23,800
Number of Warrants:  23,800

BUYERS:              Aquilon Capital Corp. (Previously MMI Group Inc.)
By:                  /s/ Scott Leckie
Name:                Scott Leckie
Title:               Portfolio Manager
Number of Shares:    103,000
Number of Warrants:  103,000

BUYERS:              Avondale Partners LLC
By:                  /s/ Patrick Shepherd
Name:                Patrick Shepherd
Title:               Sr. Managing Director
Number of Shares:    22,500
Number of Warrants:  22,500

BUYERS:              Front Street Investment Management Inc.
By:                  /s/ Frank L. Mersch
Name:                Frank L. Mersch
Title:               Vice President
Number of Shares:    51,600
Number of Warrants:  51,600

BUYERS:              Epic Limited Partnership
By:                  /s/ D. Fawcett
Name:                D. Fawcett
Title:               CEO
Number of Shares:    7,920
Number of Warrants:  7,920


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BUYERS:              Epic Limited Partnership II
By:                  /s/ D. Fawcett
Name:                D. Fawcett
Title:               CEO
Number of Shares:    7,920
Number of Warrants:  7,920

BUYERS:              Millenium Partners, L.P.
By:                  /s/ D. Fawcett
Name:                D. Fawcett
Title:               Portfolio Manager
Number of Shares:    3,960
Number of Warrants:  3,960

BUYERS:              Goodwood Fund
By:                  /s/ Cam MacDonald
Name:                Cam MacDonald
Title:               Director
Number of Shares:    63,427
Number of Warrants:  63,427

BUYERS:              Arrow Goodwood Fund
By:                  /s/ Cam MacDonald
Name:                Cam MacDonald
Title:               Director
Number of Shares:    40,341
Number of Warrants:  40,341

BUYERS:              Goodwood Fund 2.0
By:                  /s/ Cam MacDonald
Name:                Cam MacDonald
Title:               Director
Number of Shares:    4,998
Number of Warrants:  4,998

BUYERS:              KBSH Goodwood Fund
By:                  /s/ Cam MacDonald
Name:                Cam MacDonald
Title:               Director
Number of Shares:    3,213
Number of Warrants:  3,213

BUYERS:              Goodwood Capital Fund
By:                  /s/ Cam MacDonald
Name:                Cam MacDonald
Title:               Director
Number of Shares:    7,021
Number of Warrants:  7,021

BUYERS:              Scott Lamacraft
By:                  /s/ Scott Lamacraft
Name:                Scott Lamacraft
Title:
Number of Shares:    19,800
Number of Warrants:  19,800


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BUYERS:              Sprott Securities Inc
By:                  /s/ Jeff Kennedy
Name:                Jeff Kennedy
Title:               Chief Financial Officer
Number of Shares:    19,800
Number of Warrants:  19,800

BUYERS:              Cascade Capital Partners II, L.P.
By:                  /s/ Joseph Sweeney
Name:                Joseph Sweeney
Title:               Manager
Number of Shares:    9,522
Number of Warrants:  9,522

BUYERS:              Cascade Capital Partners L.P.
By:                  /s/ Joseph Sweeney
Name:                Joseph Sweeney
Title:               Manager
Number of Shares:    149,178
Number of Warrants:  149,178

BUYERS:              Altairis Investments Limited Partnership
By:                  /s/ Paul Sabourin
Name:                Paul Sabourin
Title:               Chairman and CEO (Polar Securities Inc)
Number of Shares:    8,240
Number of Warrants:  8,240

BUYERS:              Altairis Offshort
By:                  /s/ Paul Sabourin
Name:                Paul Sabourin
Title:               Chairman and CEO (Polar Securities Inc)
Number of Shares:    94,760
Number of Warrants:  94,760

BUYERS:              Acuity NT Special Equity
By:                  /s/ Hugh McCauley
Name:                Hugh McCauley
Title:               Director of Equities and Lead Portfolio Manager
Number of Shares:    25,000
Number of Warrants:  25,000

BUYERS:              Acuity Pooled Venture
By:                  /s/ Hugh McCauley
Name:                Hugh McCauley
Title:               Director of Equities and Lead Portfolio Manager
Number of Shares:    1,000
Number of Warrants:  1,000

BUYERS:              Acuity Clean Environment Science & Technology
By:                  /s/ Hugh McCauley
Name:                Hugh McCauley
Title:               Director of Equities and Lead Portfolio Manager
Number of Shares:    900
Number of Warrants:  900


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BUYERS:              Acuity Social Values Global Equity
By:                  /s/ Hugh McCauley
Name:                Hugh McCauley
Title:               Director of Equities and Lead Portfolio Manager
Number of Shares:    6,000
Number of Warrants:  6,000

BUYERS:              Acuity Clean Environment Balanced
By:                  /s/ Hugh McCauley
Name:                Hugh McCauley
Title:               Director of Equities and Lead Portfolio Manager
Number of Shares:    20,000
Number of Warrants:  20,000

BUYERS:              Acuity Pooled Global Balanced
By:                  /s/ Hugh McCauley
Name:                Hugh McCauley
Title:               Director of Equities and Lead Portfolio Manager
Number of Shares:    200
Number of Warrants:  200

BUYERS:              Acuity Pooled Environment Science & Technology
By:                  /s/ Hugh McCauley
Name:                Hugh McCauley
Title:               Director of Equities and Lead Portfolio Manager
Number of Shares:    300
Number of Warrants:  300

BUYERS:              Acuity Clean Environment Equity
By:                  /s/ Hugh McCauley
Name:                Hugh McCauley
Title:               Director of Equities and Lead Portfolio Manager
Number of Shares:    35,000
Number of Warrants:  35,000

BUYERS:              Acuity Clean Global Environment Equity
By:                  /s/ Hugh McCauley
Name:                Hugh McCauley
Title:               Director of Equities and Lead Portfolio Manager
Number of Shares:    11,000
Number of Warrants:  11,000

BUYERS:              Acuity Pooled Global Equity
By:                  /s/ Hugh McCauley
Name:                Hugh McCauley
Title:               Director of Equities and Lead Portfolio Manager
Number of Shares:    2,000
Number of Warrants:  2,000


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BUYERS:              Acuity Global Equity
By:                  /s/ Hugh McCauley
Name:                Hugh McCauley
Title:               Director of Equities and Lead Portfolio Manager
Number of Shares:    2,400
Number of Warrants:  2,400